                                                                   EXHIBIT 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected consolidated financial data" and "Experts" and to the use of our report dated November 18, 1999 in the Registration Statement (Form S-1) and related Prospectus of Sequenom, Inc. dated November 24, 1999.

                                          ERNST & YOUNG LLP

San Diego, California
November 18, 1999